UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2022

WINGSTOP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37425	47-3494862
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

15505 Wright Brothers Drive
Addison, Texas		75001
(Address of principal executive offices)		(Zip Code)

(972) 686-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WING	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 13, 2022, the Board of Directors (the “Board”) of Wingstop Inc. (the “Company”) voted to increase the size of the Board from eight to nine members and elected Ms. Ania Smith as a Class II director, effective immediately, to fill the new position authorized by the Board. The Board determined that Ms. Smith qualifies as “independent” in accordance with the rules of Nasdaq. Ms. Smith has been appointed a member of the Compensation and Technology Committees of the Board, effective July 13, 2022.

Ms. Smith will receive annual cash compensation of $70,000 for service on the Board, $5,000 for service on the Compensation Committee and $5,000 for service on the Technology Committee. In connection with her appointment, she was granted restricted stock with a value of approximately $105,417, representing the pro-rated value of the Company’s annual director grant, which shall vest on May 26, 2023.

In connection with Ms. Smith’s election, the Company and Ms. Smith will enter into the Company’s standard form of indemnification agreement with directors filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1/A on June 2, 2015.

Ms. Smith, 47, has served as CEO of Taskrabbit, a global digital platform owned by Ingka (IKEA) that instantly connects people seeking help with household tasks such as furniture assembly, handy work and moving services with those who can provide such assistance, since August 2020. Prior to her current role, she was Director, Head of Courier Operations at Uber from August 2019 to June 2020. From April 2015 to May 2018, Ms. Smith held several positions at Airbnb including Head of Business Operations, North America; Operations, Host Services; and Senior Lead, Host Growth. Ms. Smith has been a Council Board Member with Ingka US (IKEA) since April 2022.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wingstop Inc.

Date:	July 14, 2022	By:	/s/ Albert G. McGrath
Senior Vice President